Exhibit 10.140b
                                                                   Tiffany & Co.
                                       Report on Form 8-K Dated February 2, 2009


                                                                     2009
                                                                  PERFORMANCE-
                                                                BASED RESTRICTED
                                                                  STOCK GRANT
                                                                     Terms
                                                                    Rev. I

                                  TIFFANY & CO.
                             a Delaware Corporation
                                 (the "Parent")
             TERMS OF 2009 PERFORMANCE-BASED RESTRICTED STOCK GRANT
                               (Non-Transferable)
                                    under the
                          2005 EMPLOYEE INCENTIVE PLAN
                                  (the "Plan")
                         Terms Adopted January 28, 2009

1. Introduction and Terms of Grant. Participant has been granted (the "Grant") Stock Units which shall be settled by the issuance and delivery of Shares of the Parent's Common Stock. The Grant has been made under the Plan by the Stock Option Subcommittee of the Parent Board (the "Committee"). The name of the "Participant", the "Grant Date", the number of "Stock Units" granted, the "Performance Period" and the "Earnings Threshold", are stated in the attached "Notice of Grant". The other terms and conditions of the Grant are stated in this document and in the Plan. Reference to Stock Units in this document is reference to all or part of the Stock Units which are subject to the Grant, and not to other Stock Units that have been granted or that may be granted in the future.

2. Grant and Adjustment. Subject to the terms and conditions stated in this document, Participant has been granted Stock Units by the Parent. As of the Grant Date, each Stock Unit has a Settlement Value of one Share, but the number of Shares which shall be issued and delivered pursuant to the Grant on the settlement of each Stock Unit (the "Settlement Value") shall be subject to adjustment as provided in Section 4.2(c) of the Plan, to adjust for, among other corporate developments, stock splits and stock dividends. References to Settlement Values in this document shall be deemed reference to Settlement Values as so adjusted. As anticipated in Section 4.7 of the Plan, Shares that have not been issued and delivered to a Participant shall be represented by Stock Units.

3. Performance Vesting. Unless otherwise provided in sections 4 or 5 below, the Performance Portion of the Stock Units will vest three business days following the public announcement of the Parent's audited, consolidated financial results for the last fiscal year in the Performance Period (the "Maturity Date"). A Stock Unit that has vested is herein referred to as a "Vested Unit." Within thirty (30) days following the Maturity Date, the Settlement Value of each Vested Unit, shall be issued and delivered to or for the account of Participant in Shares. As provided for in Section 7 below, the Parent may make such delivery to a Service Provider. In all circumstances, a Stock Unit which fails to vest on or before the Maturity Date shall be void and shall not confer upon the owner of such Stock Unit any rights, including any right to any Share. In the event that any provision of this document would otherwise result in the issuance of a fractional Share, the Parent will not be obligated to issue such fractional Share.

The "Performance Portion" shall be 0% or 100% of the Stock Units determined as hereinafter provided:

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(a) The  Performance  Portion  shall be 0% of the  Stock  Units if the  Earnings
Threshold is not attained for any fiscal year during the Performance Period.

(b) The Performance Portion shall be 100% of the Stock Units if the Earnings Threshold is attained for any fiscal year during the Performance Period.

"Earnings" means the Parent's consolidated earnings from operations, as adjusted by the Committee as provided for below and in the Plan.

The "Earnings Threshold" is expressed in the Notice of Grant in Earnings, as so defined. The Earnings Threshold stated in the Notice of Grant applies to each of Parent's fiscal years ending January 31, 2010, 2011 and 2012.

The Earnings Threshold is a "Performance Goal". The Committee shall appropriately adjust any evaluation of attainment of a Performance Goal to exclude any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in said Annual Report for the applicable year.

4. Effect of  Termination  of Employment on Vesting.  Except as provided in this
Section 4, no Stock Units shall vest if the Participant's Date of Termination occurs before the conclusion of the Performance Period:

(a) if the Participant's Date of Termination occurs by reason of death or Disability within the last fiscal year of the Performance Period, Stock Units shall vest as provided in Section 3 above as though the Participant's Date of Termination had not occurred before the conclusion of the Performance Period;

(b) if the Participant's Date of Termination occurs by reason of death or Disability within the second fiscal year of the Performance Period, 60% of Stock Units shall vest on the date of such death or Disability;

(c) if the Participant's Date of Termination occurs by reason of death or Disability within the first fiscal year of the Performance Period, 30% of Stock Units shall vest on the date of such death or Disability;

(d) if the Participant's Date of Termination occurs by reason of Cause, no Stock Units shall vest;

(e) if the Participant's Date of Termination occurs by reason of Participant's voluntary resignation, no Stock Units shall vest; and

(f) if the Participant's Date of Termination occurs at the initiative of the Participant's employer (but not for Cause) the Committee reserves the right to vest up to the following percentages of the Stock Units, but may condition such vesting upon Participant's release of the Parent and its affiliates from all claims, Participant's agreement to reasonable non-competition covenants or both:


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          (i)  100% of the Stock Units if the Date of Termination  occurs in the last fiscal year of the Performance Period;

          (ii) 70% of the Stock Units if the Date of Termination occurs in the second fiscal year of the Performance Period; and

          (iii) 40% of the Stock Units if the Date of Termination occurs in the first fiscal year of the Performance Period.

In the event of vesting pursuant to subsections (b) through (f) above, the Settlement Value of each Vested Unit shall, within 30 days after vesting, be issued and delivered to or for the account of Participant in Shares. As provided for in Section 7 below, the Parent may make such delivery to a Service Provider. For the avoidance of doubt, no Stock Units shall vest if the Participant's Date of Termination occurs before the start of the Performance Period.

5. Effect of Change in Control on Vesting.

(a) All Stock Units shall vest upon a Change in Control Date for a Terminating Transaction unless such Change of Control Date occurs before the start of the Performance Period in which case none of the Stock Units shall vest.

(b) In the event of a Change in Control as described in clause (i) of the definition of "Change of Control" and Participant's Involuntary Termination following the date of such Change of Control, a portion of the Stock Units shall vest upon Participant's Date of Termination. Such portion is described in subsection (d) below.

(c)  In the event of a Change in Control as described in clauses (ii),  (iii) or
     (iv) of the definition of "Change of Control" a portion of the Stock Units shall vest upon the date of such Change of Control. Such portion is described in subsection (d) below.

(d) If vesting occurs by operation of subsection 5(b) or 5(c) above, the portion of the Stock Units that shall vest shall be determined as follows:

     (i) if such vesting occurs within the last fiscal year of the Performance Period, 100% of the Stock Units shall vest;

     (ii) if  such  vesting   occurs  within  the  second  fiscal  year  of  the
          Performance Period 70% of the Stock Units shall vest;

     (iii) if  such  vesting   occurs  within  the  first  fiscal  year  of  the
          Performance Period 30% of the Stock Units shall vest; and

     (iv) if such vesting occurs following the conclusion of the Performance Period, vesting shall occur as provided in Section 3 above regardless of the fact that Participant's Date of Termination has occurred prior to the Maturity Date.

     (v) For the avoidance of doubt no vesting shall occur pursuant to subsection 5(b) or 5(c) above if the Change of Control Date occurs before the start of the Performance Period.

(e) In the event of vesting pursuant to this Section 5, the Settlement Value of each Vested Unit shall, within thirty days after vesting, be issued and delivered to or for the account of Participant in

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     Shares.  As  provided  for in  Section 7 below,  the  Parent  may make such delivery to a Service Provider.

6. No Dividends or Interest. No dividends or interest shall accrue or be payable upon any Stock Unit. Until a Share is issued and delivered it shall not be registered in the name of the Participant.

7. Withholding for Taxes. All distributions of Shares shall be subject to withholding of all applicable taxes as computed by the Tiffany and Parent finance department, and the Participant shall make arrangements satisfactory to the Parent to provide the Parent (or any Related Company) with funds necessary for such withholding before the Shares are delivered. Without limitation to the Parent's right to establish other arrangements, the Parent may: (i) designate a single broker or other financial services provider ("Services Provider") to establish trading accounts for Participants (each a "Participant's Trading Account"); (ii) deliver Shares to Participant's Trading Account; (iii) provide Services Provider with information concerning the applicable tax withholding rates for Participant; (iv) cause Services Provider to sell, on behalf of Participant, sufficient Shares to cover the Parent's tax withholding obligations with respect to any delivery of Shares to Participant (a "Covering Sale"); and
(v) cause Services Provider to remit funds resulting from such Covering Sale to Parent or any Related Company that is the employer of Participant. As a condition to distribution the Parent may require the Participant to provide the Services Provider with such signed applications, authorizations, powers and other documents necessary to accomplish the foregoing. Participant may, by written notice to the Parent addressed to the Parent's Secretary, and given no less than ten (10) business days before the Maturity Date or other applicable vesting date, elect to avoid such a Covering Sale by delivering with such notice a bank-certified check payable to the Parent (or other type of check or draft payable to the Parent and acceptable to the Secretary) in the estimated amount of any such withholding required, such estimate to be provided by the Tiffany and Company finance department. The Committee may approve other methods of withholding, as provided for in the Plan, before the Shares are delivered.

8. Transferability. The Stock Units are not transferable otherwise than by will or the laws of descent and distribution, and shall not be otherwise transferred, assigned, pledged, hypothecated or otherwise disposed of in any way, whether by operation of law or otherwise, nor shall it be subject to execution, attachment or similar process. Upon any attempt to transfer the Stock Units otherwise than as permitted herein or to assign, pledge, hypothecate or otherwise dispose of the Stock Units otherwise than as permitted herein, or upon the levy of any execution, attachment or similar process upon the Grant, the Grant shall immediately terminate and become null and void.

9. Definitions. For the purposes of the Grant, certain words and phases are defined in the Definitional Appendix attached. Except where the context clearly implies or indicates the contrary, a word, term or phrase used in the Plan shall have the same meaning in this document.

10. Heirs and Successors. The terms of the Grant shall be binding upon, and inure to the benefit of, the Parent and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Parent's assets and business. Participant may designate a beneficiary of his/her rights under the Grant by filing written notice with the Secretary of the Parent. In the event of the Participant's death prior to the full maturity of the Grant, the Shares will be delivered to such Beneficiary to the extent that it was matured on the Participant's Termination Date. If the Participant fails to designate a Beneficiary, or if the designated Beneficiary dies before the Participant, any Shares issuable hereunder will be delivered to the Participant's estate.

11. Administration. The authority to manage and control the operation and administration of the Grant shall be vested in the Committee, and the Committee shall have all powers with respect to the Grant as it has with


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2009 Performance-Based Stock Grant: Terms of Stock Grant Award - Rev.I    Page 4

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respect to the Plan.  Any  interpretation  of the Grant by the Committee and any decision made by it with respect to the Grant is final and binding.

12. Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of the Grant shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the office of the Secretary of the Parent.


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                                                       Appendix I -- Definitions

     "Affiliate" shall mean any Person that controls, is controlled by or is under common control with, any other Person, directly or indirectly.

     "Cause" shall mean a termination of Participant's employment which is the result of:

          (i) Participant's conviction or plea of nolo contendere to a felony or any other crime involving financial impropriety or which would tend to subject Employer or any of its Affiliates to public criticism or materially interfere with Participant's continued service to Employer;

          (ii) Participant's willful violation of the Code of Conduct;

          (iii) Participant's willful failure or refusal to perform substantially all such proper and achievable directives issued by Participant's superior (other than any such failure resulting from Participant's incapacity due to physical or mental illness, any such actual or anticipated failure resulting from a resignation by Participant for Good Reason, or any such refusal made by Participant in good faith because Participant believes such directives to be illegal, unethical or immoral) after a written demand for substantial performance is delivered to Participant on behalf of Employer, which demand specifically identifies the manner in which Participant has not substantially performed Participant's duties, and which performance is not substantially corrected by Participant within ten (10) days of receipt of such demand;

          (iv) Participant's    gross   negligence   in   the   performance   of
               Participant's duties and responsibilities materially injurious to the Employer;

          (v) Participant's willful breach of any material obligation that Participant has to Parent or Employer under any written agreement that Participant has with either Parent or Employer;

          (vi) Participant's fraud or dishonesty with regard to Employer or any of its Affiliates;

          (vii) Participant's failure to reasonably cooperate in any investigation of alleged misconduct by Participant or by any other employee of Parent, Employer or any Affiliate of Parent or Employer;

          (viii) Participant's death; or

          (ix) Participant's Disability.


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For purposes of the previous sentence, no act or failure to act on Participant's part shall be deemed "willful" unless done, or omitted to be done, by Participant in bad faith toward, or without reasonable belief that Participant's action or omission was in the best interests of, Parent, Employer or an Affiliate of Parent or Employer. Notwithstanding the foregoing, Participant shall not be deemed to have been terminated for Cause with respect to items (i) through (vii) unless and until there shall have been delivered to Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths (3/4th) of the entire membership of the Employer Board at a meeting called and held for such purpose (after reasonable notice to Participant and an opportunity for Participant, together with Participant's counsel, to be heard before such Board), finding that, in the good faith opinion of such Board, Cause exists as set forth in any of items (i) through (vii) above.

     "Change in Control." A Change in Control shall be deemed to have occurred if:

          (i)  any Person, or any syndicate or group deemed to be a person under
               Section 14(d)(2) of the Exchange Act, excluding Parent or any of its Affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of Parent or any of its Affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly by stockholders of Parent in substantially the same proportion as their ownership of Parent, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of Parent representing Thirty-five percent (35%) or more of the combined voting power of Parent's then outstanding securities entitled to vote in the election of directors of Parent;

          (ii) if the Incumbent Directors cease to constitute a majority of the Parent Board; provided, however, that no person shall be deemed an Incumbent Director if he or she was appointed or elected to the Parent Board after having been designated to serve on the Parent Board by a Person who has entered into an agreement with Parent to effect a transaction described in clauses (i) through
               (iv) of this definition;

          (iii) there occurs a reorganization, merger, consolidation or other corporate transaction involving Parent, in each case with respect to which the stockholders of Parent immediately prior to such transaction do not, immediately after such transaction, own more than Fifty percent (50%) of the combined voting power of the Parent or other corporation resulting from such transaction, as the case may be;

          (iv) all or substantially all of the assets of Parent or Employer are sold, liquidated or distributed, except to an Affiliate of Parent.

     "Change in Control Date" shall mean the date on which a Change of Control occurs except that a Change of Control which constitutes a Terminating Transaction will be deemed to


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2009 Performance-Based Stock Grant: Terms of Stock Grant Award - Rev.I    Page 7

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have  occurred  as of  fourteen  days  prior  to  the  date  scheduled  for  the
Terminating Transaction if provisions shall not have been made in writing in connection with such Terminating Transaction for the assumption of the Option or the substitution for the Option of a new option covering the stock of a successor employer corporation, or a parent or subsidiary thereof or of the Parent, with appropriate adjustments as to the number and kind of shares and prices.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor provisions thereto.

     "Code of Conduct" shall mean Parent's (i) Code of Business and Ethical Conduct for Directors, the Chief Executive Officer, the Chief Financial Officer and All Other Officers of the Parent and (ii) Business Conduct Policy - Worldwide, as amended from time to time prior to the Change of Control Date and as in effect as of the Change of Control Date.

     "Common Stock" shall mean the common stock of Parent.

     "Date of Termination" shall mean, with respect to any Participant, the first day occurring on or after the Grant Date on which Participant's employment with Employer terminates for any reason; provided that a termination of employment shall not be deemed to occur by reason of a transfer of the employment  of  Participant  between  Employers;  and further  provided that the
Participant's employment shall not be considered terminated while the Participant is on a leave of absence from the Employer approved by Employer or required by applicable law. If, as a result of a sale or other transaction, Employer ceases to be an Affiliate of Parent, the occurrence of such transaction shall be treated as the Participant's Date of Termination caused by the Participant being discharged by Employer.

     "Disability" shall mean Participant's incapacity due to physical or mental illness which causes Participant to be absent from the full-time performance of Participant's duties with Employer for six (6) consecutive months provided, however, that Participant shall not be determined to be subject to a Disability for purposes of this Award unless Participant fails to return to full-time performance of Participant's duties with Employer within thirty (30) days after written Notice of Termination due to Disability is given to Participant.

     "Employer" shall mean the Affiliate of Parent that employs Participant from time to time, and any successor to its business and/or assets by operation of law or otherwise.

     "Employer Board" shall mean the board of directors (or other highest governing authority other than the shareholders) of Employer.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor provisions thereto.

     "Good Reason" means Participant's resignation from employment with Employer as a result of any of the following:


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          (i)  a meaningful and detrimental alteration in Participant's position
               or  the  nature  or  status  of  Participant's   responsibilities
               (including reporting responsibilities) from those in effect immediately before the Change in Control Date;

          (ii) a material failure by Employer to pay Participant a bonus or incentive award commensurate with the bonus paid others at Participant's job level (expressed as a percentage of target bonus) unless such failure is justified by clear and objective deficiencies of the business units for which Participant is responsible;

          (iii) the relocation of the office of Employer where Participant was employed immediately prior to the Change in Control Date to a location which is more than 50 miles away or should Employer require Participant to be based more than 50 miles away from such office (except for required travel on the Employer's business to an extent substantially consistent with Participant's customary business travel obligations in the ordinary course of business prior to the Change in Control Date); or

          (iv) a Substantial Change.

     "Incumbent Directors" shall mean those individuals who were members of the Parent Board as of January 15, 2009 and those individuals whose later appointment to such Board, or whose later nomination for election to such Board by the stockholders of Parent, was approved by a vote of at least a majority of those members of such Board who either were members of such Board as of January 15, 2009, or whose election or nomination for election was previously so approved.

     "Involuntary Termination" means (i) Participant's termination of employment by Employer without Cause or (ii) Participant's resignation of employment with the Employer within one (1) year of the Change of Control Date for Good Reason.

     "Notice of Termination" shall mean a written notice indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Participant's employment under the provision so indicated.

     "Parent" shall mean Tiffany & Co., a Delaware corporation, and any successor to its business and/or assets by operation of law or otherwise.

     "Parent Board" shall mean the Board of Directors of Parent.

     "Person" shall mean any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.


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2009 Performance-Based Stock Grant: Terms of Stock Grant Award - Rev.I    Page 9


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     "Retirement"  shall  mean  the  occurrence  of the  Participant's  Date  of
Termination after age 65 or the occurrence of the Participant's Date of Termination after age 55 pursuant to the retirement practices of Employer.

     "Substantial Change" means any material change in the terms or conditions of Participant's employment (including in salary or target bonus) following a Change of Control Date that is less favorable to Participant than those in effect previous to the Change of Control Date other than (i) a change that has been made on an across-the-board basis for substantially all of Employer's employees or (ii) a change in equity-based compensation (including the reduction or elimination thereof) resulting from the Change in Control.

     "Terminating Transaction" shall mean any one of the following:


          (i)  the dissolution or liquidation of the Parent;

          (ii) a reorganization, merger or consolidation of the Parent with one or more Persons as a result of which the Parent goes out of existence or becomes a subsidiary of another Person; or

          (iii) upon the acquisition of substantially all of the property or more than eighty percent (80%) of the then outstanding stock of the Parent by another Person;

provided that none of the foregoing transactions (i) through (iii) will be deemed to be a Terminating Transaction, if as of a date at least fourteen (14) days prior to the date scheduled for such transaction provisions have been made in writing in connection with such transaction for the assumption of the Option or the substitution for the Option of a new option covering the publicly-traded stock of a successor Person, with appropriate adjustments as to the number and kind of shares and prices.


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2009 Performance-Based Stock Grant: Terms of Stock Grant Award - Rev.I   Page 10